Exhibit (d)(3)(iii)

SCHEDULE B

OPERATIONAL PROFUNDS VP

Effective May 1, 2010 – April 30, 2011

Fund Name	Expense Limit
ProFund VP Asia 30	1.68%
ProFund VP Banks	1.68%
ProFund VP Basic Materials	1.68%
ProFund VP Bear	1.68%
ProFund VP Biotechnology	1.68%
ProFund VP Bull	1.68%
ProFund VP Consumer Goods	1.68%
ProFund VP Consumer Services	1.68%
ProFund VP Dow 30	1.68%
ProFund VP Europe 30	1.68%
ProFund VP Financials	1.68%
ProFund VP Health Care	1.68%
ProFund VP Industrials	1.68%
ProFund VP Internet	1.68%
ProFund VP Japan	1.68%
ProFund VP Large-Cap Growth	1.68%
ProFund VP Large-Cap Value	1.68%
ProFund VP Mid-Cap Growth	1.68%
ProFund VP Mid-Cap Value	1.68%
ProFund VP Money Market	1.35%
ProFund VP Oil & Gas	1.68%
ProFund VP OTC	1.68%
ProFund VP Pharmaceuticals	1.68%
ProFund VP Precious Metals	1.68%
ProFund VP Real Estate	1.68%
ProFund VP Rising Rates Opportunity	1.68%
ProFund VP Semiconductor	1.68%
ProFund VP Short Dow 30	1.68%
ProFund VP Short Mid-Cap	1.68%
ProFund VP Short OTC	1.68%
ProFund VP Short Small-Cap	1.68%
ProFund VP Small-Cap	1.68%
ProFund VP Small-Cap Growth	1.68%
ProFund VP Small-Cap Value	1.68%
ProFund VP Technology	1.68%

B-1

Exhibit (d)(3)(iii)

Fund Name	Expense Limit
ProFund VP Telecommunications	1.68%
ProFund VP U.S. Government Plus	1.38%
ProFund VP UltraBull	1.68%
ProFund VP UltraMid-Cap	1.68%
ProFund VP UltraOTC	1.68%
ProFund VP UltraShort Dow 30	1.68%
ProFund VP UltraShort OTC	1.68%
ProFund VP UltraSmall-Cap	1.68%
ProFund VP Utilities	1.68%

NON-OPERATIONAL PROFUNDS VP

Fund Name	Expense Limit
ProFund VP Airlines	1.68%
ProFund VP Broad Market	1.68%
ProFund VP Bull Plus	1.68%
ProFund VP Dividend Equities	1.68%
ProFund VP Emerging Markets	1.68%
ProFund VP EqualOTC	1.68%
ProFund VP Falling U.S. Dollar	1.68%
ProFund VP International	1.68%
ProFund VP Leisure Goods	1.68%
ProFund VP Mid-Cap	1.68%
ProFund VP Mobile Telecommunications	1.68%
ProFund VP Natural Resources	1.68%
ProFund VP Oil Equipment, Services & Distribution	1.68%
ProFund VP Rising U.S. Dollar	1.68%
ProFund VP Short Asia	1.68%
ProFund VP Short Basic Materials	1.68%
ProFund VP Short Biotechnology	1.68%
ProFund VP Short Broad Market	1.68%
ProFund VP Short Consumer Goods	1.68%
ProFund VP Short Consumer Services	1.68%
ProFund VP Short Dividend Equities	1.68%
ProFund VP Short Emerging Markets	1.68%
ProFund VP Short EqualOTC	1.68%
ProFund VP Short Europe 30	1.68%
ProFund VP Short Financials	1.68%
ProFund VP Short Health Care	1.68%

B-2

Exhibit (d)(3)(iii)

Fund Name	Expense Limit
ProFund VP Short Industrials	1.68%
ProFund VP Short International	1.68%
ProFund VP Short Japan	1.68%
ProFund VP Short Oil & Gas	1.68%
ProFund VP Short Oil Equipment, Services & Distribution	1.68%
ProFund VP Short Precious Metals	1.68%
ProFund VP Short Real Estate	1.68%
ProFund VP Short Technology	1.68%
ProFund VP Short Telecommunications	1.68%
ProFund VP Short Transportation	1.68%
ProFund VP Short Utilities	1.68%
ProFund VP Transportation	1.68%
ProFund VP U.S. Government 10	1.38%
ProFund VP Ultra Latin America	1.68%
ProFund VP UltraBear	1.68%
ProFund VP UltraDow 30	1.68%
ProFund VP UltraEurope	1.68%
ProFund VP UltraInternational	1.68%
ProFund VP UltraShort International	1.68%
ProFund VP UltraShort Latin America	1.68%
ProFund VP UltraShort Mid-Cap	1.68%
ProFund VP UltraShort Small-Cap	1.68%

B-3